              UNIPROP MANUFACTURED HOUSING COMMUNITIES INCOME FUND
                         A MICHIGAN LIMITED PARTNERSHIP
               280 DAINES, SUITE 300, BIRMINGHAM, MICHIGAN 48009

              ---------------------------------------------------

                    NOTICE OF ADJOURNMENT OF SPECIAL MEETING
                              TO FEBRUARY 6, 1997

        Notice is hereby given that in order to give Limited Partners additional time to consider the proposals described in the Proxy Statement dated December 4, 1996, the Special Meeting of Limited Partners originally scheduled to be held January 23, 1997 will be adjourned to February 6, 1997 at 10:00 a.m. and will be held at the offices of the Partnership at 280 Daines, Suite 300, Birmingham, Michigan 48009.

        Requests for information regarding the Proxy Statement can be directed to the General Partner's Investor Relations Department, at 280 Daines, Suite 300, Birmingham, Michigan 48009, telephone number (810) 645-9220.



                                        /s/ Paul M. Zlotoff
                                        ---------------------------
                                        Paul M. Zlotoff
                                        as general partner of P.I. Associates,
                                        General Partner of
                                        Uniprop Manufactured Housing
                                        Communities Income Fund



Birmingham, Michigan
January 17, 1997

YOUR VOTE IS IMPORTANT, PLEASE EXECUTE AND RETURN THE PROXY PROMPTLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING.